Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel A. Dodson, hereby certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Mastermind, Inc. (the “Company”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: July 9, 2020

/s/ Daniel A. Dodson

Daniel A. Dodson

Chief Executive Officer

(Principal Executive Officer)